Document and Entity Information	9 Months Ended
Sep. 30, 2012
Document and Entity Information
Entity Registrant Name	Velti plc
Entity Central Index Key	0001490412
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Document Type	6-K
Document Period End Date	Sep 30, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	Q3
Amendment Flag	false
Entity Common Stock, Shares Outstanding	64,997,427
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes

Condensed Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012	Dec. 31, 2011
Current assets:
Cash and cash equivalents	$ 29,497	$ 75,765
Trade receivables (including related party receivables of $0.3 million and $0.5 million as of September 30, 2012 and December 31, 2011, respectively), net of allowance for doubtful accounts	109,520	70,968
Accrued contract receivables (including related party receivables of $1.8 million and $3.3 million as of September 30, 2012 and December 31, 2011)	71,991	98,203
Prepayments	19,271	22,664
Assets Held-for-sale, Current	17,340	0
Other receivables and current assets (including related party receivables of $4.0 million and $5.5 million as of September 30, 2012 and December 31, 2011, respectively)	40,288	49,726
Total current assets	287,907	317,326
Property and equipment, net	12,829	5,922
Intangible assets, net	106,896	91,192
Equity method investments	0	2,270
Goodwill	70,450	52,956
Other assets	12,174	11,865
Total non-current assets	202,349	164,205
Total assets	490,256	481,531
Current liabilities:
Accounts payable	38,853	41,565
Accrued liabilities	70,941	49,621
Deferred revenue and current portion of deferred government grant	11,043	6,217
Current portion of acquisition related liabilities	35,850	26,900
Current portion of long-term debt and short-term financings	233	2,881
Income tax liabilities	7,912	9,883
Total current liabilities	164,832	137,067
Long-term debt	15,297	6,859
Deferred government grant - non-current	1,845	3,162
Acquisition related liabilities - non-current	2,215	18,772
Other non-current liabilities	18,265	18,180
Total liabilities	202,454	184,040
Commitments and contingencies (See Note 13)
Shareholders' equity:
Share capital, nominal value GBP 0.05, 100,000,000 ordinary shares authorized; 64,997,427 and 61,790,985 shares issued and outstanding as of September 30, 2012 and December 31, 2011, respectively	5,404	5,148
Additional paid-in capital	390,877	346,031
Accumulated deficit	(85,960)	(34,726)
Accumulated other comprehensive income	(22,519)	(19,046)
Total Velti shareholders' equity	287,802	297,407
Non-controlling interests	0	84
Total equity	287,802	297,491
Total liabilities and shareholders' equity	$ 490,256	$ 481,531

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Sep. 30, 2012	Dec. 31, 2011
Statement of Financial Position [Abstract]
Trade receivables, related party receivables	$ 0.3	$ 0.5
Accrued contract receivables, related party receivables	1.8	3.3
Other receivables and current assets, related party receivables	$ 4	$ 5.5
Ordinary shares, par value (in pounds per share)	$ 0.05	$ 0.05
Ordinary shares, authorized	100,000,000	100,000,000
Ordinary shares, issued	64,997,427	61,790,985
Ordinary shares, outstanding	64,997,427	61,790,985

Condensed Consolidated Statements of Operations and Comprehensive Loss (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		9 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2012	Sep. 30, 2011
Revenue:
Software as a service (SaaS) revenue	$ 48,540	$ 25,545	$ 144,254	$ 76,374
License and software revenue	5,229	10,091	9,632	16,959
Managed services revenue	8,624	2,552	18,991	8,763
Total revenue	62,393	38,188	172,877	102,096
Cost and expenses:
Third-party costs	22,701	13,746	60,542	35,096
Datacenter and direct project costs	6,894	4,127	22,371	12,218
General and administrative expenses	15,516	10,260	46,788	34,137
Sales and marketing expenses	13,193	7,785	38,466	27,364
Research and development expenses	5,724	2,814	14,744	9,207
Acquisition related charges	5,622	0	9,950	7,603
Loss on Assets Held-for-sale	9,626	0	9,626	0
Depreciation and amortization	8,707	5,788	23,998	13,650
Total cost and expenses	87,983	44,520	226,485	139,275
Loss from operations	(25,590)	(6,332)	(53,608)	(37,179)
Interest expense, net	(257)	(1,482)	(1,416)	(6,363)
Gain from foreign currency transactions	3,210	8,777	2,136	6,974
Other income (expense)	(34)	(120)	5,953	(34)
Gain (loss) before income taxes, equity method investments and non-controlling interest	(22,671)	843	(46,935)	(36,602)
Income tax expense	(46)	(482)	(1,186)	(3,440)
Net gain (loss) from equity method investments	(2,023)	262	(3,179)	(383)
Net loss	(24,740)	623	(51,300)	(40,425)
Net (loss) attributable to non-controlling interest	(23)	25	(66)	(75)
Net loss attributable to Velti	(24,717)	598	(51,234)	(40,350)
Comprehensive loss:
Foreign currency translation adjustments	4,611	(20,719)	(3,463)	(9,505)
Comprehensive loss	(20,129)	(20,096)	(54,763)	(49,930)
Comprehensive loss attributable to non-controlling interests	24	18	56	60
Comprehensive loss attributable to Velti	$ (20,105)	$ (20,078)	$ (54,707)	$ (49,870)
Net income (loss) attributable to Velti per share:
Basic (in dollars per share)	$ (0.38)	$ 0.01	$ (0.81)	$ (0.75)
Diluted (in dollars per share)	$ (0.38)	$ 0.01	$ (0.81)	$ (0.75)
Weighted average number of shares outstanding for use in computing per share amounts:
Basic (in shares)	64,684	61,595	63,472	53,914
Diluted (in shares)	64,684	63,926	63,472	53,914

Condensed Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended
	Sep. 30, 2012	Sep. 30, 2011
Cash flows from operating activities:
Net loss	$ (51,300)	$ (40,425)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	23,998	13,650
Loss on Assets Held-for-sale	9,626	0
Change in fair value of contingent consideration	9,179	1,174
Non-cash interest expense	776	2,185
Share-based compensation	21,708	23,626
Deferred income taxes and other tax liabilities	(977)	1,115
Undistributed Loss of Equity Method Investments	3,179	383
Foreign currency transactions gain	(2,136)	(6,974)
Provision for Doubtful Accounts	1,043	422
Gain on previously held shares in CASEE	(6,028)	0
Change in operating assets and liabilities:
Trade receivables and accrued contract receivables	(33,263)	(6,000)
Prepayments and other current assets	5,485	(33,362)
Other assets	(5)	(207)
Accounts payable and other accrued liabilities	16,685	(15,143)
Deferred revenue and government grant income	6,226	3,869
Net cash generated by (used in) operating activities	4,196	(55,687)
Cash flow from investing activities:
Purchase of property and equipment	(9,414)	(1,385)
Investments in software development and purchased software	(38,727)	(21,729)
Investment in subsidiaries and equity method investments, net of cash acquired	(9,507)	(9,268)
Net cash used in investing activities	(57,648)	(32,382)
Cash flow from financing activities:
Net proceeds from issuance of ordinary shares	1,333	273,780
Proceeds from borrowings and debt financing	13,282	917
Repayment of borrowings	(9,514)	(63,720)
Net cash generated from financing activities	5,101	210,977
Effect of change in foreign exchange rates	2,083	127
Net increase (decrease) in cash and cash equivalents	(46,268)	123,035
Cash and cash equivalents at beginning of period	75,765	17,354
Cash and cash equivalents at end of period	29,497	140,389
Supplemental cash flow information:
Interest paid	805	6,544
Income taxes paid	1,700	432
Non-cash investing and financing activities:
Issuance of share in connection with business combination	$ 21,918	$ 0

Description of Business	9 Months Ended
Sep. 30, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business
Description of Business and Basis of Presentation
Velti plc, (Velti or Company), is a leading global provider of mobile marketing and advertising technology that enable brands, advertising agencies, mobile operators and media companies to implement highly targeted, interactive and measurable campaigns by communicating with and engaging consumers via their mobile devices. Our platform allows our customers to use mobile and traditional media to target, reach and engage consumers, through mobile web and mobile applications; convert consumers into their customers; and to continue to actively manage the relationship through the mobile channel.
Basis of Presentation
The Condensed Consolidated Balance Sheet as of December 31, 2011, which has been derived from audited financial statements, and the unaudited interim Condensed Consolidated financial statements as of September 30, 2012, and for the three and nine months ended September 30, 2012 and 2011 have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information along with Article 10 of Securities and Exchange Commission (SEC) Regulation S-X. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles (GAAP) for complete financial statements. In management’s opinion, the financial statements include all adjustments (consisting of normal, recurring and non-recurring adjustments) necessary for the fair presentation of the financial position and operating results of the Company. The results of operations for the three and nine months ended September 30, 2012 are not necessarily indicative of the results for the entire fiscal year ending December 31, 2012 or for any other period. These unaudited Condensed Consolidated Financial Statements should be read in conjunction with Velti's Annual Report on Form 20-F for the fiscal year ended December 31, 2011 filed on April 26, 2012 with the SEC.
Group Structure
Velti plc is a company incorporated under the laws of the Bailiwick of Jersey, the Channel Islands. On May 3, 2006, Velti plc was first admitted and trading commenced in our ordinary shares on the Alternative Investment Market of the London Stock Exchange (AIM). On January 28, 2011, our ordinary shares commenced trading on the NASDAQ Global Select Market, under the symbol "VELT". We de-listed and canceled our shares for trading on AIM on May 3, 2011.

Summary of Significant Accounting Policies	9 Months Ended
Sep. 30, 2012
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Revenue Recognition
We derive our revenue from three sources:

▪
Software as a service (SaaS) revenue, which consists of fees from customers who subscribe to our hosted mobile marketing and advertising platform, generally referred to as “usage‑based” services, and fees from customers who utilize our software solutions to measure the progress of their transaction‑based mobile marketing and advertising campaigns, generally referred to as “performance‑based” services;

▪
License and software revenue, which consists of revenue from customers who license our mobile marketing and advertising platform and fees for customized software solutions delivered to and installed on the customers' server; and

▪
Managed services revenue, which consists of fees charged to customers for professional services related to the implementation, execution, and monitoring of customized mobile marketing and advertising solutions.

We account for revenue for these services and licenses in accordance with Accounting Standards Codification (ASC) Topic 605 - Revenue Recognition and ASC Topic 985-605 - Certain Revenue Arrangements that Include Software Elements. We recognize revenue when all of the following conditions are satisfied: (i) there is persuasive evidence of an arrangement; (ii) the service has been rendered or delivery has occurred; (iii) the fee to be paid by the customer is fixed or determinable; and (iv) collectability of the fee is reasonably assured.
SaaS revenue generated from our usage-based services, including subscription fees for use of individual software modules and our automated mobile marketing campaign creation templates, and fees charged for access to our technology platform, are recognized ratably over the period of the agreement as the fees are earned.
SaaS revenue generated from our performance-based services is generally based on specified metrics, typically relating to the number of transactions performed during the campaign multiplied by the cost per action in accordance with the terms of the related contracts. Some of our performance-based contracts include performance incentive provisions that link a portion of revenue that we may earn under the contract to the performance of the customer's campaign relative to quantitative or other milestones, such as the growth in the consumer base, reduced consumer churn, or the effectiveness of the end-user response. We consider the performance-based fees to be contingent fees. We recognize this revenue based on actual performance, which is when the fees are earned and the amount of the fee can be reliably measured. Depending on the particulars of an arrangement, including the term of the agreement, our performance-based fees are typically invoiced either monthly or upon campaign completion, which may result in invoicing in a period subsequent to revenue being recognized.
License and software revenue consists of fees charged for our mobile marketing and advertising technology provided on a perpetual or term-based license. These types of arrangements do not typically include any ongoing support or rights to upgrades or enhancements and therefore revenue related to perpetual licensing arrangements is recognized upon the delivery of the license. Revenue from term-based licenses is recognized over the related term. Fees charged to customize our software are recognized using the completed contract or percentage-of-completion method according to ASC 605-35, Revenue Recognition - Construction-Type and Production-Type Contracts, based on the ratio of costs incurred to the estimated total costs at completion.
Managed services revenue, when sold with software and support offerings, are accounted for separately when these services (i) have value to the customer on a standalone basis, (ii) are not essential to the functionality of the software and (iii) there is objective and reliable evidence of the selling price of each deliverable. When accounted for separately, revenue is recognized as the services are rendered for time and material contracts, and ratably over the term of the contract when accepted by the customer for fixed price contracts. For revenue arrangements with multiple deliverables, such as an arrangement that includes license, support and professional services, we allocate the total amount the customer will pay to the separate units of accounting based on their relative selling prices, as determined by the price of the undelivered items when sold separately.
The timing of revenue recognition in each case depends upon a variety of factors, including the specific terms of each arrangement and the nature of our deliverables and obligations, and the existence of evidence to support recognition of our revenue as of the reporting date. For contracts with extended payment terms for which we have not established a successful pattern of collection history, we recognize revenue when all other criteria are met and when the fees under the contract are due and payable. Fees that have been invoiced are recorded in trade receivables and in revenue when all revenue recognition criteria have been met. Fees that have not been invoiced as of the reporting date but for which all revenue recognition criteria are met are reported as accrued contract receivables on the balance sheets.
Certain arrangements entered into by us are revenue sharing arrangements. As a result, we complete an analysis of the facts and circumstances to determine whether revenue earned from these arrangements should be recorded gross with the company performing as a principle, or recorded net of third party costs with the company performing as an agent, as required by ASC 605-45 Principal Agent Consideration. When we are a principal in a transaction, we include all amounts paid on behalf of our customers in both revenue and costs.
We present revenue net of tax, sales tax, excise tax and other similar assessments. Our revenue arrangements do not contain general rights of return.
Concentration of Credit Risk
Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash and cash equivalents, to the extent that balances exceed insured limits, and accounts receivable. Our concentration of credit risk with respect to accounts receivable is limited as we have credit limits in place and continuously monitor the credit worthiness of our customers. We have also, from time to time, entered into factoring arrangements with local banks for a portion of our accounts receivable.
There were no customers that accounted for 10% or more of our revenues for the three and nine months ended September 30, 2012 and 2011.
Use of Estimates
The preparation of financial statements and related disclosures in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.
Reclassifications
Certain prior-period amounts have been reclassified to conform to current period presentation.
Recent Accounting Pronouncements
In July 2012, the FASB issued ASU No. 2012-02, Testing Indefinite-Lived Intangible Assets for Impairment (Topic 350), Intangibles—Goodwill and Other. The amendments in this update allow an entity to first assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired, thus necessitating that it perform the quantitative impairment test. An entity is required to calculate the fair value of an indefinite-lived intangible asset and perform the quantitative impairment test if the entity determines that it is more likely than not that the asset is impaired. ASU 2012-02 is effective for fiscal years beginning after September 15, 2012, early adoption permitted. We will perform our annual impairment assessment in the fourth quarter of 2012 and expect to adopt this statement at that time. We do not expect it to have a material impact on our consolidated financial statements.

Segment and Geographic Information	9 Months Ended
Sep. 30, 2012
Segment Reporting [Abstract]
Segment and Geographic Information
Segment and Geographic Information
Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (CODM) in deciding how to allocate resources and in assessing performance. Velti's CODM is our chief executive officer. Our business is conducted in a single operating segment. Our CODM reviews a single set of financial data that encompasses our entire operations for purposes of making operating decisions and assessing financial performance. Our CODM manages our business based primarily on broad functional categories of sales, marketing, software and technology platform development and strategy.
We conduct our business in three geographical areas: Europe, Americas, and Asia/Africa. The following table provides revenue by geographic area. Revenue from customers for whom we provide services in multiple locations is reported in the location of the respective customer's domicile; revenue from customers for whom we provide services in a single or very few related locations is reported in the location of the respective customer's place of operations.

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
Revenue:	2012		2011		2012		2011
	(in thousands, except percentages)
Europe:
United Kingdom	$17,144	27%	$5,288	14%	$46,770	27%	$16,969	17%
All other European countries	22,800	37%	18,733	49%	56,856	33%	46,098	45%
Total Europe	39,944	64%	24,021	63%	103,626	60%	63,067	62%
Americas	16,236	26%	8,986	23%	46,295	27%	24,499	24%
Asia/Africa	6,213	10%	5,181	14%	22,956	13%	14,530	14%
Total revenue	$62,393	100%	$38,188	100%	$172,877	100%	$102,096	100%

Contract Revenue and Grant Income	9 Months Ended
Sep. 30, 2012
Grant Income Disclosure [Abstract]
Contract Revenue and Grant Income
Contract Revenue and Grant Income
A significant portion of our revenue is recognized but not billed as of each reporting date. As of September 30, 2012 and December 31, 2011, we had earned but un-invoiced revenue of $72.0 million and $98.2 million, respectively, from rendering services relating to projects that are completed or delivered but for which we had not yet invoiced the customer. We recognize un-invoiced revenue when all revenue recognition criteria are met. However, accrued contract receivables are not included in trade receivables until the customer is invoiced.
From time to time, we receive grants from the European Union for the development and roll-out of mobile and broadband value-added services and various e-commerce related services. We recognize income under these grants as it is earned as an offset to the costs and expenses reimbursed by the grants. The earned amounts, offset against depreciation and amortization costs, were $914,000 and $395,000 for the three months ended September 30, 2012 and 2011 and $2,726,000 and $2,561,000 for the nine months ended September 30, 2012 and 2011, respectively.

Balance Sheet Items	9 Months Ended
Sep. 30, 2012
Balance Sheet Related Disclosures [Abstract]
Balance Sheet Items
Balance Sheet Items
Details of our significant balance sheet line items consisted of the following:

Other Receivables and Current Assets

	September 30,	December 31,
	2012	2011
	(in thousands)
Notes receivable (1)	$21,719	$29,488
Factoring receivables	—	9,200
Government grant receivables	6,179	5,258
Other receivables and current assets	12,390	5,780
Total other receivables and current assets	$40,288	$49,726

(1) Notes receivable consists of post-dated checks that are deemed to be legally enforceable short-term promissory notes under applicable law and have therefore been reclassified from trade receivables.
Assets Held for Sale
On November 14, 2012, we entered into an agreement to divest certain assets, focused on geographies and certain customers in Southeast and Eastern Europe, to a group led by local, non-executive management of the Company and comprising approximately 75 employees in total. These assets are characterized by long revenue collection cycles, are located in troubled economies, and have heavy capital expenditure requirements. The divestiture met the criteria for held-for-sale accounting and the net assets were included as a single line item in the current asset section of the condensed consolidated financial statements as of September 30, 2012. The net assets being divested did not represent a component of our operations that would require presentation as a discontinued operation. This decision was based on the fact that the assets being sold do not have operations or cash flows that are clearly distinguishable and largely independent from the rest of the single reporting unit.

The consideration for the sale of assets is approximately $23.5 million payable in cash in three annual installments, with potential upside in the event that the divested operations exceed 2014 expectations. We arrived at the fair value of the cash consideration by discounting the payments by 18% and have assigned no value to the upside opportunity as we believe it is more likely than not that the acquiring group will not exceed 2014 expectations. We believe that the rate is reflective of the cost of capital for similar companies in that region.

As of September 30, 2012, we measured the assets held-for-sale at fair value less expected costs to sell. Accordingly, during the quarter ended September 30, 2012, we recorded total estimated write-downs and costs to sell on the assets held-for-sale of approximately $9.6 million, within operating expenses, representing the excess of the aggregate carrying amount of such assets over the aggregate of their fair value plus estimated costs to sell. The write down relates primarily to goodwill, intangibles and other assets. As of September 30, 2012, the total net assets that were classified as held-for-sale in connection with the divestitures were approximately $17.3 million. The assets held-for-sale as of September 30, 2012 and the related write-downs are as follows:

September 30,
2012
(in thousands)
Trade and accrued receivables	$18,484
Other current and non-current assets	6,258
Goodwill and intangible assets	8,001
Total cost	32,743
Less: Total liabilities	(5,777)
Net assets available for sale	$26,966
Less: Loss on assets held-for-sale	(9,626)
Assets held-for-sale	$17,340

Property and Equipment

	September 30,	December 31,
	2012	2011
	(in thousands)
Buildings and fixtures	$8,550	$1,903
Computer and telecommunication hardware	8,209	6,853
Office equipment	2,911	2,544
Total cost	19,670	11,300
Less: accumulated depreciation	(6,841)	(5,378)
Property and equipment, net	$12,829	$5,922

Depreciation expense was $925,000 and $298,000 during the three months ended September 30, 2012 and 2011, respectively and $2,341,000 and $849,000 during the nine months ended September 30, 2012 and 2011, respectively.
Accrued Liabilities

	September 30,	December 31,
	2012	2011
	(in thousands)
Professional fees	$4,266	$703
Employee related accruals	15,779	5,232
Accrued third-party costs	42,940	35,135
Other	7,956	8,551
Total accrued liabilities	$70,941	$49,621

Business Combinations	9 Months Ended
Sep. 30, 2012
Business Combinations [Abstract]
Business Combinations
Business Combinations
CASEE Acquisition
On January 16, 2012, we completed the acquisition of the remaining equity interests in Ydon Holdings, Ltd. (CASEE), a mobile marketing and advertising exchange with operations based in Beijing, by acquiring all of the outstanding shares of CASEE which we did not previously own.  We acquired this interest for an initial cash payment of $8.4 million and up to $20.3 million in contingent consideration.  The transaction was accounted for using the purchase method of accounting.  Transaction costs amounted to $0.9 million and were expensed as incurred.

Prior to the completion of the acquisition, we owned 33% of the outstanding shares and accounted for our investment in CASEE using the equity method.  Upon completion of the acquisition, CASEE became a wholly-owned subsidiary of Velti. Immediately prior to the acquisition, we re-measured our interest in CASEE and recorded a gain of $6.0 million, which is included in other income (expense) in the condensed consolidated statement of operations and comprehensive loss. This fair value measurement was based on the per share consideration paid in the transaction, including the fair value of the contingent consideration, applied to the number of shares held by us immediately prior to closing. Since the acquisition date through September 30, 2012, CASEE has generated revenue of $3.3 million and a net loss of $1.9 million, including acquisition related charges.
We acquired CASEE to support the expansion of our business in China. The revised preliminary allocation of the total consideration of $22.8 million was as follows:

Fair Value
(in thousands)
Net assets acquired (liabilities assumed):
Cash and cash equivalents	$1,456
Accounts receivable and other current assets	1,213
Property and equipment	97
Trade and other liabilities	(2,170)
Net assets acquired	596
Intangible assets acquired - customer relationships	390
Intangible assets acquired - trademark & trade name	2,490
Intangible assets acquired - developed technology	3,020
Goodwill	17,741
Deferred tax liability	(1,468)
Value of assets, net of deferred tax liabilities	$22,769
Purchase price:
Cash	$8,400
Contingent consideration (fair value)	6,360
Fair value of previously held interest	8,009
Total consideration	$22,769

Acquired Intangible Assets
Customer relationships relate to the ability to sell existing and future services to existing customers. The fair value of customer relationships has been estimated using the income method utilizing a discounted cash flow model. We are amortizing this intangible asset on a straight line basis over its estimated useful life of 8.0 years.
Trademark and trade name represent the CASEE brand and related Internet domain. We valued the trademark and trade name using the relief from royalty method. Trademark and trade name have an estimated indefinite life and as such these assets will not be amortized as charges to earnings. Instead, this asset will be subject to periodic impairment testing.
Developed technology represents CASEE's platform and other developed technology. We valued the technology and software using the income method utilizing a discounted cash flow model. We are amortizing the technology assets on a straight line basis over its estimated useful life of 5.0 years.
The weighted average amortization period for total amortizable intangible assets acquired in connection with our acquisition of CASEE, including customer relationships and developed technology, is 5.3 years.
Goodwill
Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. The acquisition is expected to significantly enhance our presence in China and increase the overall value of our platform to current and future customers. These factors contributed to establishing the purchase price, which resulted in the recognition of goodwill. None of the goodwill is expected to be deductible for income tax purposes.
Contingent Consideration
The actual amount of contingent consideration to be paid is based on CASEE's achievement of revenue and gross profit performance during the twelve months ended March 31, 2012 and 2013, with a maximum of $20.3 million. It is payable in two tranches, as soon as reasonably practical after the closing of the financial books for those periods, and may be paid in cash or up to 50% stock, at our discretion. We recorded the acquisition-date estimated fair value of the contingent payment of $6.4 million as a component of the consideration paid in exchange for the equity interests of CASEE. The acquisition-date fair value is measured at each quarter end based on the probability-adjusted present value of the consideration expected to be transferred. As of September 30, 2012 we have not paid any amount for contingent consideration as we are continuing to review whether all criteria required by the purchase agreement have been met. See disclosure of Level 3 fair value measurements in Note 7 for changes during the period.
Mobile Interactive Group, Ltd. Acquisition
On November 14, 2011, we completed the acquisition of Mobile Interactive Group Limited (MIG), the UK's largest mobile marketing company, by acquiring all of the outstanding shares of MIG such that MIG became a wholly-owned subsidiary of Velti following the acquisition. In connection with the acquisition, we will pay minimum consideration of $35.2 million, including $25.2 million of cash paid at closing. We will pay $5.0 million in deferred consideration between October 2012 and April 2013. The transaction was accounted for using the purchase method of accounting. Transaction costs amounted to $0.9 million and were expensed as incurred.
We acquired MIG to, among other things, expand our business in the U.K., expand our product offering to include mobile commerce and mobile billing services in the 44 countries MIG services, and gain access to the more than 300 enterprise customers that use MIG's technology platform.
The revised preliminary allocation of the total consideration of $51.2 million was as follows:

Fair Value
(in thousands)
Net assets acquired (liabilities assumed):
Cash and cash equivalents	$9,307
Accounts receivable and other current assets	40,076
Property and equipment	859
Trade and other liabilities	(48,389)
Net assets acquired	1,853
Intangible assets acquired - customer relationships	17,110
Intangible assets acquired - trademark & trade name	580
Intangible assets acquired - non-compete agreement	3,131
Intangible assets acquired - developed technology	11,140
Goodwill	25,727
Deferred tax liability	(8,310)
Value of assets, net of deferred tax liabilities	$51,231
Purchase price:
Cash	$25,170
Deferred consideration	10,000
Contingent consideration	16,061
Total consideration	$51,231

Acquired Intangible Assets
Customer relationships relate to the ability to sell existing and future services to existing customers. The fair value of customer relationships has been estimated using the income method utilizing a discounted cash flow model. We are amortizing these intangible assets on a straight line basis over its estimated useful life of 6.5 years.
Trademark and trade name represent the MIG brand and Internet domain. We valued the trademark and trade name using the relief from royalty method. We are amortizing the trademark and trade name on a straight line basis over its estimated useful life of 1.5 years.
Non-compete agreement represents the agreement with a certain member of MIG management that they will not compete directly or indirectly with Velti during the term of the agreement. We are amortizing the non-compete agreements on a straight line basis over their contractual term of 3 years.
Developed technology represents MIG's platform and other developed technology. We valued the technology and software using the income method utilizing a discounted cash flow model. We are amortizing the technology assets on a straight line basis over their estimated useful lives of 4.4 years.
The weighted average amortization period for total amortizable intangible assets acquired in connection with our acquisition of MIG, including customer relationships, trademark and trade names, non-complete agreements and developed technology, is 4.9 years.
Goodwill
Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. The acquisition is expected to significantly enhance our presence in the U.K. and Western Europe and increase the overall value of our platform to current and future customers. These factors contributed to establishing the purchase price, which resulted in the recognition of a significant amount of goodwill. None of the goodwill is expected to be deductible for income tax purposes.
Deferred Consideration
Deferred consideration represents the fair value on the acquisition date of the known amounts to be paid to former Mobile Interactive Group stockholders in cash or ordinary shares. The fair value of deferred consideration has been estimated using a present value factor based on the cost of capital and the timing of the payments as noted above.
Contingent Consideration
The contingent consideration is based upon MIG achieving certain EBITDA targets during the period, with a maximum of $27.0 million. It is payable on March 31, 2013 in cash or shares, at our discretion. We recorded the acquisition-date estimated fair value of the contingent consideration of $15.3 million as a component of the consideration paid in exchange for the equity interests of MIG. During the second quarter, we recorded $0.8 million in additional contingent consideration related to a working capital adjustment. The acquisition-date fair value is measured at each quarter end based on the probability-adjusted present value of the consideration expected to be transferred. In August 2012, we reached agreement with MIG to set the amount of the contingent payment at $26 million, payable at the same time as originally agreed in March 2013.  The amount payable was determined based upon MIG's expected achievement of the contingent payment.  Setting the amount now allows us to facilitate our integration efforts early. As a result the contingent consideration was fixed at $26.0 million payable by March 2013. Accordingly we recorded a charge of $5.3 million during the third quarter of 2012. See disclosure of Level 3 fair value measurements in Note 7 for changes during the period.
Air2Web, Inc. Acquisition
On October 4, 2011, we completed the acquisition of Air2Web, Inc. (Air2Web), a provider of mobile customer relationship management (mCRM) solutions in the United States and India for many of the world's most trusted consumer brands. In connection with the acquisition, we paid $18.9 million in cash for all the outstanding common stock of Air2Web. As part of closing, Air2Web paid off its outstanding long term debt, totaling approximately $1.2 million, with cash provided by Velti.
We acquired Air2Web to, among other things, expand our business in the U.S. and India and provide improved access to carriers and verticals such as the financial services industry. Transaction costs amounted to $1.1 million and were expensed as incurred.
The preliminary allocation of the total consideration of $18.9 million was as follows:

Fair Value
(in thousands)
Net assets acquired (liabilities assumed):
Cash and cash equivalents	$600
Accounts receivable and other current assets	5,947
Property and equipment	1,221
Trade and other liabilities	(5,273)
Net assets acquired	2,495
Intangible assets acquired - customer relationships	1,920
Intangible assets acquired - trademark & trade name	110
Intangible assets acquired - developed technology	4,180
Goodwill	10,193
Value of assets, net of deferred tax liabilities	$18,898
Purchase price:
Cash	$18,898

Acquired Intangible Assets
Customer relationships represent customer relationships which relate to the ability to sell existing and future services to existing customers. The fair value of customer relationships has been estimated using the income method utilizing a discounted cash flow model. We are amortizing this intangible asset on a straight line basis over its estimated useful life of 6 years.
Trademark and trade name represents the Air2Web brand and Internet domain. We valued the trademark and trade name using the relief from royalty method. We amortized the trademark and trade name on a straight line basis over its estimated useful life of 9 months as we transition to Velti branding.
Developed technology represents Air2Web's platform and other developed technology. We valued the technology and software using the income method utilizing a discounted cash flow model. We are amortizing the technology assets on a straight line basis over their estimated life of 5 years.
The weighted average amortization period for total amortizable intangible assets acquired in connection with our acquisition of Air2Web, including customer relationships, trademark and trade names, and developed technology, is estimated to be 5.1 years.
Goodwill
Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. The acquisition is expected to significantly enhance our presence in the U.S. and India and increase the overall value of our platform to current and future customers. These factors contributed to establishing the purchase price, which resulted in the recognition of a significant amount of goodwill. None of the goodwill is expected to be deductible for income tax purposes.

Fair Value Measurements	9 Months Ended
Sep. 30, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
We consider fair value as the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market in which we would transact business in an orderly transaction on the measurement date. We consider assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.
We use observable inputs whenever possible and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect the Company’s market assumptions. The inputs are then classified into the following hierarchy: (1) Level 1 Inputs—quoted prices in active markets for identical assets and liabilities; (2) Level 2 Inputs—observable market-based inputs other than Level 1 inputs, such as quoted prices for similar assets or liabilities in active markets, quoted prices for similar or identical assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data; (3) Level 3 Inputs—unobservable inputs that are supported by little or no market activity such as certain pricing and discounted cash flow models.
Our financial assets and liabilities consist principally of cash and cash equivalents, accounts payable, accrued liabilities, current and non-current notes payable. Cash and cash equivalents are stated at cost, which approximates fair value. As of September 30, 2012 and December 31, 2011, we do not have readily marketable securities that are classified as cash equivalents. Accounts payable and accrued liabilities are carried at cost that approximates fair value due to their expected short maturities. Our long-term debt bears interest at variable rates which approximate the interest rates at which we believe we could refinance the debt. Accordingly, the carrying amount of long-term debt as of September 30, 2012 and December 31, 2011 approximates its fair value. As of September 30, 2012, we did not have any financial assets or liabilities for which Level 1 or Level 2 inputs were required to be disclosed.
The fair value of our contingent payments associated with our recent acquisitions is determined based on an internal cash flow model using inputs based on estimates and assumptions developed by us and is remeasured on each reporting date. The rates used to discount net cash flows to their present value were based on our weighted average cost of capital for similar transactions and an assessment of the relative risk inherent in the associated cash flows. The inputs were current as of the measurement date. These inputs tend to be unobservable and, as such, are considered Level 3 in the fair value hierarchy. The contingent payments that may be due in connection with our acquisitions of CASEE are our only Level 3 fair value measurements as of September 30, 2012. We agreed to fix the contingent consideration for MIG at $26.0 million, as such we determined that it no longer requires unobservable inputs. As a result of this change, we have adjusted the impact of the MIG contingent consideration out of the Level 3 table below.
The following table provides a summary of changes in fair value of the contingent payments measured using significant unobservable inputs (Level 3):

Fair Value
(in thousands)
Balance as of December 31, 2011	$16,271
Change in fair value of contingent consideration liability related to MIG	9,603
Additions to contingent consideration liability related to CASEE	6,360
Foreign Exchange Differences	112
MIG deferred consideration no longer measured at fair value	$(26,000)
Balance as of September 30, 2012	$6,346

Intangible Assets	9 Months Ended
Sep. 30, 2012
Intangible Assets [Abstract]
Intangible Assets Disclosure [Text Block]
Intangible Assets
Information regarding our definite-lived intangible assets is as follows:

Intangible Assets	Average Useful life	Gross Carrying Value	Accumulated Amortization	Net Carrying Amount
	(in years)	(in thousands)
September 30, 2012
Internal software development costs	3.0	$30,635	$17,713	$12,922
Computer software	5.0	55,844	16,375	39,469
Licenses and intellectual property	5.0	32,655	20,477	12,178
Trademark and trade name	1.6	6,954	2,066	4,888
Customer relationships	6.3	24,803	4,999	19,804
Developed technology	4.6	25,523	7,888	17,635
Intangible assets	4.6	$176,414	$69,518	$106,896
December 31, 2011
Internal software development costs	3.0	$26,445	$16,884	$9,561
Computer software	5.0	38,715	12,961	25,754
Licenses and intellectual property	5.0	29,092	16,806	12,286
Trademark and trade name	1.6	4,334	924	3,410
Customer relationships	4.0	24,295	2,517	21,778
Developed technology	3.5	22,088	3,685	18,403
Intangible assets	4.0	$144,969	$53,777	$91,192

Gross amortization expense was $8.7 million and $5.9 million during the three months ended September 30, 2012 and 2011, respectively. Gross amortization expense was $24.4 million and $15.3 million during the nine months ended September 30, 2012 and 2011, respectively.

Goodwill	9 Months Ended
Sep. 30, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
Goodwill
The following table provides a summary of additions to goodwill for the nine months ended September 30, 2012.

Carrying Value
(In thousands)
Balance as of December 31, 2011	$52,956
Acquisition of CASEE January 2012	17,741
Adjustment to Mobile Interactive Group, Ltd. purchase consideration	771
Adjustment to Assets held-for-sale(1)	(2,011)
Foreign exchange differences	993
Balance as of September 30, 2012	$70,450

(1) Represents Goodwill reclassified to Assets held-for-sale as of September 30, 2012, see Note 5.

Equity Method Investments	9 Months Ended
Sep. 30, 2012
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
Equity Method Investments
The following table provides a summary of changes in our equity method investments:

Carrying Value
(in thousands)
Balance as of December 31, 2011	$2,270
Remeasurement of Velti Ltd investment to fair value	(317)
Share of income from equity method investments	129
Adjustments related to acquisition of CASEE	(1,982)
Adjustments related to divestiture(1)	(153)
Foreign exchange differences	53
Balance as of September 30, 2012	$—

(1)Represents equity method investments reclassified to Assets held-for-sale as of September 30, 2012, see Note 5.

Short-term financings and long-term debt	9 Months Ended
Sep. 30, 2012
Debt Disclosure [Abstract]
Short-term financings and long-term debt
Short-term financings and long-term debt
Our short-term financings and long-term debt outstanding as of September 30, 2012 and December 31, 2011 are listed below.

	September 30,	December 31,
	2012	2011
	(in thousands)
Long-term debt, net of current portion	$15,297	$7,009
Current portion of long-term debt	46	2,753
Short-term financings	187	182
Short-term debt	233	2,935
Total debt	15,530	9,944
Less: Carrying value of debt placement fee(1)	—	(204)
Total debt, net of debt placement fee	$15,530	$9,740

(1)	Represents fees incurred in connection with our term loan with Black Sea Trade and Development Bank; the debt was repaid during the third quarter of 2012.
Details of our long-term debt by facility as of September 30, 2012 are as follows:

Lender	Description / Term	Total Facility	Outstanding Amount	Interest Rate	Security/Covenant
		(in thousands)
ICICI Bank	Working Capital	$173	$173	ICICI I-Base +5.5%	Secured by assets of Air2Web India Pvt Ltd
HSBC	Revolving credit	$50,000	$15,297	LIBOR + 2.25% to 2.75% or an adjusted base rate + 1.25% to 1.75%	Substantially all assets of the Company
Other		$60	$60
Total debt:		$50,233	$15,530

Future principal repayments under all debt arrangements as of September 30, 2012 are as follows:

Amount
(in thousands)
2012	$233
2013	3,200
2014	12,097
Total	$15,530

Secured Borrowings and Collateralized Receivables
As of September 30, 2012 our accounts receivable were pledged as security against borrowings from HSBC, and none were pledged against borrowing as of December 31, 2011.
The average effective interest rates to finance our borrowing facilities as of September 30, 2012 ranged from 2.7% to 15.25%. The average effective interest rates to finance our borrowing facilities as of December 31, 2011 ranged from 4.0% to 15.5%.
Interest expense related to servicing our borrowing facilities is summarized below:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
	(in thousands)
Interest expense:
Long-term loans	$41	$324	$320	$1,580
Short-term loans	81	88	84	534
Finance costs on factoring of receivables	—	403	378	1,224
Other interest costs	43	274	68	956
Accretion of debt discount and deferred purchase consideration	167	418	776	2,157
Total interest expense	332	1,507	1,626	6,451
Less: Interest income	(75)	(25)	(210)	(88)
Net interest expense	$257	$1,482	$1,416	$6,363

Revolving Credit Facility
In August 2012, we entered into a $50 million multi-currency senior revolving credit facility (“the Facility”), which expires on August 10, 2015. The face amount may be increased by an additional $50 million upon obtaining additional commitments from the existing or new lenders. Borrowings under the Facility will bear interest at the LIBOR rate plus a spread ranging from 2.25% to 2.75% or an adjusted base rate plus a spread ranging from 1.25% to 1.75%. The spread is dependent upon our leverage ratio, as calculated according to the terms of the loan agreement. We are required to pay 0.75% interest on any un-used portion of the Facility.
The Facility contains a number of customary negative and affirmative covenants, including covenants that limit our ability to place liens on our assets, incur additional debt, make investments, enter into acquisitions, merge or consolidate, dispose of assets, pay dividends or make other restricted payments, all subject to certain exceptions. There are also several financial covenants that we are required to maintain, which includes a minimum fixed charge coverage ratio of 1.50 to 1.00, a maximum total leverage ratio of 2.50 to 1.00, a minimum liquidity ratio of 1.25 to 1.00, a minimum asset coverage ratio of 1.50 to 1.00, and a performance to plan test with respect to Consolidated Revenue and Consolidated Adjusted EBITDA. Our ability to use the Facility may be suspended and repayment of any outstanding balances may be required if we are unable to comply with these requirement in the future, or otherwise unable to obtain waivers or amendments.
The Bank approved the amendment of the Facility allowing us to complete the divestment of assets, as well as to allow us to increase the permitted software capital expenditures during 2012. In addition, the Bank approved a waiver of our performance to plan test with respect to Consolidated Adjusted EBITDA as of September 30, 2012, and accepted a revised plan for the 4th quarter that included the effect of the divested assets on our Consolidated Adjusted EBITDA.
In connection with the execution of the Facility, we repaid the entire outstanding loan of €5.9 million (approximately $7.2 million) to Black Sea Trade and Development Bank during the third quarter of 2012. The total payment of $7.3 million consisted of the outstanding principal balance, accrued interest and fees. We borrowed $7.3 million from the Facility to repay this loan, plus an additional $8.0 million during the third quarter to support our working capital needs including the $5.1 million repurchase of trade receivables from our factoring program. Total borrowings under the Facility as of September 30, 2012 were $15.3 million.

Income Taxes	9 Months Ended
Sep. 30, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
For the three months ended September 30, 2012 and 2011, we recorded an income tax provision of approximately $46,000 and $482,000, for effective tax rates of (0.2)% and 43.6%, respectively. In addition, during the nine months ended September 30, 2012 and 2011, we recorded an income tax provision of approximately $1.2 million and a provision of approximately $3.4 million, for effective tax rates of (2.4)% and (9.4)%, respectively.
The tax provision and the effective tax rate decreased in the three months ended September 30, 2012 compared to the same period last year, primarily due to the difference in geographical mix of income and loss before taxes and tax benefits recorded in the third quarter of 2012 resulting from a decrease of deferred tax liabilities related to acquired intangible assets.
As of September 30, 2012, the total unrecognized tax benefits of $18.4 million included approximately $13.6 million of unrecognized tax benefits that have been netted against the related deferred tax assets and $4.8 million of unrecognized tax benefits which are reflected in other long term liabilities.
Our continuing practice is to recognize interest and penalties related to income tax matters as a component of income tax expense. We have approximately $1.2 million of accrued interest and penalties as of September 30, 2012 and approximately $1.0 million of accrued interest and penalties as of September 30, 2011.
We file income tax returns in various tax jurisdictions around the world. We are not currently under audit in major taxing jurisdictions in which we are subject to tax, the tax years 2004 to 2012 remain open to examination. However, we do not believe that the total amount of unrecognized tax benefits will significantly change within the next 12 months.

Commitments and Contingencies	9 Months Ended
Sep. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating Lease Commitments
The future aggregate minimum lease payments under non-cancelable operating leases as of September 30, 2012 are as follows:

September 30, 2012
(in thousands)
2012	$1,181
2013	4,999
2014	4,435
2015	3,681
2016	3,535
Thereafter	8,063

Rent expense was $1.5 million and $1.3 million during the three months ended September 30, 2012 and 2011, respectively. Rent expense was $4.5 million and $2.8 million during the nine months ended September 30, 2012 and 2011, respectively.
Guarantees and Indemnifications
ASC 460, Guarantees, requires that upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the amount of obligations it assumes under that guarantee.
We periodically establish irrevocable bank guarantees in favor of a customer in connection with a campaign guaranteeing minimum net revenue or in favor of a vendor covering costs of a campaign, or in connection with leases of our offices. As of September 30, 2012 and December 31, 2011, the aggregate amount of our outstanding commitments under such letters of guarantee was $4.4 million and $2.7 million, respectively. We accrue for known obligations when a loss is probable and can be reasonably estimated. There were no accruals for expenses related to our performance guarantees for any period presented.
As permitted under the laws of the Bailiwick of Jersey and the Republic of Ireland, and in accordance with our bylaws, we indemnify our officers and directors for certain events or occurrences, subject to certain limits, while the officer or director is or was serving at our request in such capacity. The maximum amount of potential future indemnification is unlimited; however, we maintain director and officer liability insurance that limits our exposure and may enable us to recover a portion of any future amounts paid. We believe the fair value for these indemnification obligations is immaterial. Accordingly, we have not recognized any liabilities relating to these obligations as of September 30, 2012 and December 31, 2011.
Pension and Other Post-Retirement Obligations
We are required under Greek law to make a payment to employees on unfair dismissal or on attaining normal retirement age. The amount of the payment depends on the employees' monthly earnings (capped at €6,000 per month, or approximately $8,000) and a multiple which depends on length of service. The most recent independent actuarial valuation was carried out as of December 31, 2011. As of September 30, 2012 and December 31, 2011, we have included $480,000 and $551,000, respectively in other non-current liabilities for this obligation. As of September 30, 2012, our retirement benefits obligations were unfunded.
Legal Proceedings
From time to time, we and our subsidiaries are subject to legal, administrative and regulatory proceedings, claims, demands and investigations in the ordinary course of business, including claims with respect to intellectual property, contracts, employment and other matters.  In addition to the below mentioned legal proceedings, we do not believe that the ultimate resolution of other legal proceedings involving our company, if any, will have a material adverse effect on our consolidated financial position, results of operations or cash flows.
Indemnification Claims
We have periodically received letters on behalf of customers notifying us that such customers had received letters from a third party alleging that certain of our customer's applications using our technology infringed the patent rights of the third party. In turn, our customers have alleged that we are obligated to indemnify them against any damages incurred relating to these matters as the claims allegedly relate to products or services that we provide to the customers. We are currently investigating the related issues.
Mobile Device Litigation
In re iPhone Application Litigation is a purported nationwide class action filed in the Northern District of California against Apple Inc. and certain other parties, including Mobclix, and the result of a Multi-District Litigation consolidation of numerous class actions filed in state and federal courts throughout the United States. The action alleges that the defendants, through the promotion of software applications, or "apps", developed, marketed, and provided or sold for use with Apple's devices, improperly and unlawfully access, capture, alter and/or use personal information they obtained from "app" users.
The defendants responded to the complaint via a successful pleading challenge. See In re iPhone Application Litig., 2011 WL 4403963 (N.D. Cal. Sept. 30, 2011) (Order Granting Defendants' Motions to Dismiss for Lack of Article III Standing Without Prejudice).  In their amended complaint, the plaintiffs dropped several of the entities named as defendants in the initial consolidated complaint, including Mobclix, ostensibly to better their chances of surviving a second pleading challenge.   The remaining defendants responded via a successful pleading challenge, resulting in an order dismissing the remaining non-Apple defendants with prejudice and dismissing all but two claims against Apple with prejudice. See In re iPhone Application Litig., --- F.Supp.2d ----, 2012 WL 2126351 (N.D. Cal. June 12, 2012) (Order Granting in Part and Denying in Part Defendants' Motions to Dismiss).
Defendant TrafficMarketplace.com demanded that Mobclix, pursuant to an agreement between the parties, defend and indemnify it for costs related to the In re iPhone Application Litigation class action. TrafficMarketplace.com and Mobclix have agreed to dismiss this demand in return for a reduction in the amount that TrafficMarketplace will pay to Velti on outstanding invoices for services provided by Velti.
Mobclix was named as a defendant in a similar litigation regarding Google devices, but within several months was dismissed from that action without prejudice.
Damasco v. Velti
On May 15, 2012, an individual named Jerome Damasco named Velti USA, Inc. and Velti North America, Inc. as defendants in a nationwide class action in the United States District Court for the Northern District of California (case no. 3:11-cv-05353-RS) alleging that the defendants distributed unauthorized SMS messages in violation of the federal Telephone Consumer Protection Act, 47 U.S.C. section 227. The action is brought on behalf of “all persons in the United States and its Territories who received one or more unauthorized text message advertisements by or on behalf of any Defendants,” and seeks actual and statutory damages, an injunction requiring the defendants to “cease all wireless spam activities,” and attorneys' fees and costs. On June 6, 2012, Velti USA, Inc. and Velti North America, Inc. filed a motion to dismiss the action. Several days before the motion was scheduled to be heard, August 9, 2012, the court issued an order stating that it would rule on the parties' papers without oral argument. On August 20, 2012, plaintiffs filed a voluntary dismissal without prejudice, dismissing the case in its entirety without prejudice.
Patent Litigation
On March 9, 2012, Augme Technologies, Inc. filed a complaint against Velti USA, Inc. in the United States District Court for the District of Delaware (case no. 1:12cv294), alleging infringement of three patents held by Augme.  On May 4, 2012, Velti responded to the complaint by filing a motion to dismiss and motion to strike certain claims in the complaint.  On May 18, 2012, in response to the motion, Augme filed an opposition and also filed a First Amended Complaint.  The Company responded to the First Amended Complaint (and asserted counterclaims of noninfringement and invalidity) on June 4, 2012.  No discovery has been taken.  Trial is set for June 16, 2014.  Because this action is in the very early stages, and due to the inherent uncertainty surrounding the litigation process, we are unable to reasonably estimate the ultimate outcome of this litigation at this time. We intend to contest this action vigorously.
In re A2P SMS Antitrust Litigation
On June 14, 2012, Air2Web, Inc., was named as a defendant in a consolidated class action complaint filed in the United States District Court for the Southern District of New York on behalf of a purported class of lessees of common short codes used in application-to-person SMS messaging. In re A2P SMS Antitrust Litigation, Case No. 12-cv-2656 (AJN). The plaintiffs allege that the defendants, which include all major U.S. wireless carriers, CTIA - The Wireless Association®, WMC Global, Inc., and certain aggregators (including Air2Web) violated federal antitrust law by conspiring to reduce competition and fix prices in, and conspiring to monopolize, the market for application-to-person SMS transmission in the United States. The plaintiffs seek injunctive relief and treble damages, in an undisclosed amount, jointly and severally from all defendants for injuries allegedly sustained from April 5, 2008, until the present. Because this action is in its very early stages, and due to the inherent uncertainties surrounding the litigation process, we are unable to reasonably assess the likelihood of any particular outcome at this time.

Share-Based Compensation	9 Months Ended
Sep. 30, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation
Share-Based Compensation
Equity Incentive Plans
We grant deferred share awards to our employees as part of our compensation package. We also grant share options to some of our employees and consultants in addition to deferred share awards. Our deferred share awards typically vest over four years at the rate of 25% per year on the anniversary of the date of grant; however, our deferred share awards granted to our non-executive directors and a portion of the deferred share awards granted to our executive officers, vest over one year in equal monthly tranches. In March 2012, we issued fully vested deferred share awards to employees as discretionary bonuses in lieu of payment of cash bonuses. Shares are only issued to a participant when the deferred share award vests in accordance with any vesting schedule specified in the award agreement following receipt of payment of the aggregate nominal (par) value of £0.05 per ordinary share. The deferred share award recipient is responsible for all applicable taxes payable on the award.
All of our share options have an exercise price equal to the market price of our ordinary shares on the date of grant. Our options typically vest over a four-year period at the rate of 25% per year on the anniversary of the date of grant, although from time to time we issue share options with shorter vesting terms.
All awards under our equity incentive plans are in ordinary shares. The maximum number of shares over which awards may be made on any day shall not exceed 15% of our outstanding ordinary share capital less such number of outstanding unvested deferred shares or unexercised share options awarded during the prior three years.
Deferred Share Awards
Details of our deferred share awards are as follows:

	Number of Shares	Weighted Average Exercise Price Per Share	Weighted Average Grant Date Fair Value Per Share	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding as of December 31, 2011	2,005,445	$0.08
Share awards granted (1)	3,219,714	$0.08	$9.98		$32,127
Forfeited	(482,596)	$0.08
Vested deferred share awards	(941,800)	$0.08			$8,868
Outstanding as of September 30, 2012	3,800,763	$0.08		1.75	$31,508

(1) Share awards granted during the nine months ended September 30, 2012 include 0.9 million shares awarded as employee discretionary bonuses.
For deferred share awards, the fair value on the date of grant approximates market value (intrinsic value) as the exercise price equals the nominal (par) value of £0.05 (remeasured into US Dollars on grant date) per ordinary share.
Share Options
Details of share option activity are as follows:

	Number of options	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value Per Share	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding as of December 31, 2011	4,682,697	$7.17
Share options granted	1,256,823	$10.33	$5.73
Forfeited share options	(443,437)	$8.74
Exercised options	(387,590)	$3.43			$2,657
Outstanding as of September 30, 2012	5,108,493	$8.10		8.20	$8,398

During the nine months ended September 30, 2012, there were 2,756 share options granted to non-employees of Velti. A total of 25,500 options held by non-employees are included in the table above. The fair value of these options is remeasured at each reporting date utilizing the share price at that time. We settle share option exercises by issuing new ordinary shares.
The aggregate estimated grant date fair value for options granted to employees was $0.2 million and $1.1 million during the three months ended September 30, 2012 and 2011, respectively. The aggregate estimated grant date fair value for options granted to employees was $7.2 million and $9.4 million during the nine months ended September 30, 2012 and 2011, respectively
The following table summarizes information regarding our outstanding and exercisable share options as of September 30, 2012:

	Outstanding			Exercisable
Range of Exercise Prices	Number of Option Shares	Weighted-Average Exercise Price per Share	Remaining Weighted-Average Contractual Term (Years)	Number of Option Shares	Weighted-Average Exercise Price Per Share	Aggregate Intrinsic Value
$2.57 - $3.14	148,654	$2.68	3.3	101,882	$2.72
$4.95	2,019,310	$4.95	7.6	1,103,364	$4.95
$6.26 - $9.45	1,040,841	$8.13	8.7	232,750	$9.01
$9.46 - $11.95	940,418	$10.76	9.1	12,961	$9.48
$12.10 - $15.46	873,741	$12.50	8.2	217,242	$12.45
$15.58 - $18.47	85,529	$17.26	8.6	22,135	$17.29
	5,108,493	$8.10	8.1	1,690,334	$6.53	$8,398

The fair value of our share options was estimated at the date of grant using the Black-Scholes model with the following assumptions:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
Share Options Valuation Assumptions
Expected volatility	60%	60%	60%	60%
Expected life in years	6.01	6.25	6.21	6.25
Risk free rate	0.74%-1.02%	2.0%	0.67%-1.15%	2.0% - 2.5%
Expected dividends	—	—%	—%	—%

For share options, as we do not have sufficient historical information to develop reasonable expectations about future exercise patterns and post-vesting employment behavior, we estimate the expected term of options granted by taking the average of the vesting term and the contractual term of the options, referred to as the simplified method. We estimate the expected term of our share options using a blended volatility factor, which consists of our own share volatility from our trading history and expected future volatility. The risk-free interest rate assumption is based upon observed interest rates appropriate for the expected term of the share option. Expected dividends during the term of the options are based on our dividend policy. To date, no dividends have been declared or paid and none are expected to be declared or paid during the expected term. We estimated the forfeiture rate based on historical and anticipated levels of personnel turnover.
During the three and nine months ended September 30, 2012 and 2011 we recognized total share-based compensation expense under equity incentive plans as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
	(in thousands)
Datacenter and direct project	$741	$601	$2,394	$2,980
General and administrative	2,512	1,342	9,142	10,218
Sales and marketing	1,870	1,127	6,218	7,022
Research and development	1,215	703	3,954	3,406
	$6,338	$3,773	$21,708	$23,626

Share-based compensation expense arising from grants to consultants and advisers was $59,000 and $(207,000) during the three months ended September 30, 2012 and 2011, respectively. Share-based compensation expense arising from grants to consultants and advisers was $191,000 and $266,000 during the nine months ended September 30, 2012 and 2011, respectively. We recognized $582,000 and $240,000 in accrued bonuses for the quarters ended June 30, and September 30, 2012 that are expected to be paid in shares following the end of the fiscal year, which amounts are not included in the above table.
There was no recognized tax benefit recorded during the three or nine months ended September 30, 2012 and 2011 related to share-based compensation expense. As of September 30, 2012, there was $19.9 million of total unrecognized compensation expense related to deferred share awards awarded under our share incentive plans expected to be recognized over a weighted-average recognition period of 1.8 years. As of September 30, 2012, there was $8.4 million of total unrecognized compensation expense related to share options expected to be recognized over a weighted-average recognition period of 1.6 years.
In March 2011, certain performance-based deferred share awards granted to employees in 2009 were approved for vesting. The performance metrics of these awards were set at the time of grant based on then current projections of company performance under IFRS for 2009 and 2010. These metrics did not contemplate our conversion to US GAAP, the impact of acquisitions completed during 2009 and 2010, or the impact on our results of preparing for and completing our US public offering. Due to the judgment required to reconcile actual company performance with the original metrics, it was determined that any vesting would be required to be treated as a modification under the guidance in ASC 718. This required the fair value of the awards to be remeasured on the vesting approval date, with the incremental fair value charged to expense over the remaining vesting period. As a result, we recognized additional compensation expense of approximately $10.5 million during the nine months ended September 30, 2011.

Net Income (Loss) Per Share	9 Months Ended
Sep. 30, 2012
Earnings Per Share [Abstract]
Net Income (Loss) Per Share
Net Income (Loss) Per Share
Basic net income (loss) per share is calculated by dividing the income (loss) attributable to equity holders by the weighted average number of ordinary shares outstanding during the year. Diluted net income (loss) per share is computed by including all potentially dilutive ordinary shares, deferred share awards and share options. For the three months ended September 30, 2012 and the nine months ended September 30, 2012 and 2011, deferred share awards and share options were not included in the computation of diluted net loss per share because the effect would have been antidilutive.
The following table presents the calculation of basic and diluted income (loss) per share:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
	(in thousands, except per share data)
Net income (loss) attributable to Velti	$(24,717)	$598	$(51,234)	$(40,350)
Weighted average number of ordinary shares outstanding	64,684	61,595	63,472	53,914
Weighted average number of ordinary shares including dilutive effect of outstanding share awards and options	64,684	63,926	63,472	53,914
Net income (loss) per share attributable to Velti:
Basic	$(0.38)	$0.01	$(0.81)	$(0.75)
Diluted	$(0.38)	$0.01	$(0.81)	$(0.75)

Related Party Transactions	9 Months Ended
Sep. 30, 2012
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
Transactions with Equity Method Investments
Velti Center for Innovation S.A. Velti Center for Innovation, a wholly‑owned subsidiary of ours, or VCI, was incorporated for the sole purpose of participating in our EU sponsored program active from 2004 to 2008, which is administered by the General Secretariat of Research and Development of Greece. Under this program, VCI was established to develop start up enterprises in Greece to develop innovative technologies that will be served by a common architecture. The enterprises include Amplus S.A., Evorad S.A., Tagem S.A., mPoint S.A., N‑Squared S.A and Digital Rum S.A. On November 14, 2012, we announced that we entered into an agreement to divest certain assets, focused on geographies and customers in Southeast and Eastern Europe, to a group led by local, non-executive management and comprising approximately 75 employees in total. These assets include VCI and its start up enterprises listed above. The divestment is expected to close in December 2012. Receivables of $2.7 million included in the tables below have also been included in Assets held-for-sale on our condensed consolidated balance sheet as of September 30, 2012.
We eliminate unrealized gains and losses on transactions between us and our equity method investments. US GAAP requires these eliminations; however where they are eliminated is based on the facts and circumstances of the transactions. We record these gains or losses as non-operating loss from equity method investments based on the nature of the transactions. This resulted in an additional gain from equity method investments of $151,000 and a net loss of $109,000 during the three months ended September 30, 2012 and 2011, respectively. During the nine months ended September 30, 2012 and 2011, the loss was $174,000 and $1.3 million, respectively.
We had the following transactions with related parties during the nine months ended September 30, 2012 and 2011.
Amplus S.A.
Chris Kaskavelis, our Chief Operating Officer, and Menelaos Scouloudis, our Chief Commercial Officer, are members of the board of Amplus S.A. VCI S.A. holds 21.7% of the share capital of Amplus S.A.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
	(in thousands)
Sales to Amplus S.A.	$278	$1,008	$701	$2,504
Invoiced to Amplus S.A. for services rendered	$10	$16	$42	$35
Purchases from Amplus S.A.	$23	$425	$935	$472

	September 30,	December 31,
	2012	2011
	(in thousands)
Trade receivables from Amplus S.A.	$354	$—
Accrued and other receivables from Amplus S.A.	$2,269	$2,984
Trade payables to Amplus S.A.	$136	$180

Tagem S.A.
VCI S.A. holds one‑half of the share capital of Tagem S.A.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
	(in thousands)
Sales to Tagem S.A.	$38	$—	$38	$—
Invoiced to Tagem S.A. for services rendered	$9	$15	$30	$31
Purchases from Tagem S.A.	$—	$—	$—	$2,152

	September 30,	December 31,
	2012	2011
	(in thousands)
Trade receivables from Tagem S.A.	$12	$8
Accrued and other receivables from Tagem S.A.	$1,144	$1,155
Trade payables to Tagem S.A.	$—	$—

Digital Rum S.A.
VCI S.A holds one-half the share capital of Digital Rum S.A.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
	(in thousands)
Sales to Digital Rum S.A.	$253	$507	$1,319	$1,458
Invoiced to Digital Rum S.A. for services rendered	$6	$8	$20	$18
Purchases from Digital Rum S.A.	$—	$—	$—	$3,025

	September 30,	December 31,
	2012	2011
	(in thousands)
Trade receivables from Digital Rum S.A.	$8	$507
Accrued and other receivables from Digital Rum S.A.	$4,409	$2,572
Trade payables to Digital Rum S.A.	$—	$—

N-Squared S.A.
Chris Kaskavelis, our Chief Operating Officer, is a member of the board of N‑Squared S.A. VCI S.A. holds one-half of the share capital of N-Squared S.A. We did not have any significant transactions with N-Squared during the periods presented.
Evorad S.A.
VCI S.A. holds 49% of the share capital of Evorad S.A. We had no accrued and other receivables for the period ended September 30, 2012 and $0.6 million for the period ended December 31, 2011. There were no other significant transactions with Evorad during the periods presented.